UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 8, 2026

Voyager Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37625	46-3003182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Hayden Avenue Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 259-5340

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	VYGR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

From time to time, Voyager Therapeutics, Inc. (the “Company”) presents or distributes slide presentations to the investment community to provide updates and summaries of its business. The Company is posting a copy of its current corporate investor presentation to the “Investors” portion of its website at https://www.voyagertherapeutics.com/. The Company also plans to distribute a letter summarizing certain of the information included in the corporate investor presentation to specified stockholders. Copies of the corporate investor presentation and letter to stockholders are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The information contained on, or accessible through, the Company’s website is not incorporated by reference into this Current Report on Form 8-K and should not be considered to be a part hereof.

The information in this Current Report on Form 8-K (including Item 7.01, Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

By providing the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 hereto, the Company is not making an admission as to the materiality of any information herein. The information contained in this Current Report on Form 8-K is intended to be considered in the context of more complete information included in the Company’s filings with the SEC and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. The use of words such as “expect,” “anticipate,” “potential,” “may,” “plan,” “future,” “suggest,” “would,” “believe,” “will,” or “continue,” and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about expectations for the Company’s achievement of preclinical and clinical development milestones for its potential development candidates, such as the identification of lead development candidates, IND and CTA filings, the initiation of clinical trials, and the generation of clinical data and proof-of-concept data; the potential for third-party clinical data to inform the Company’s product development programs; the Company’s ability to expand beyond gene therapy and antibodies into other modalities of neurogenetic medicine, including Voyager NeuroShuttles and small molecule therapies; the Company’s ability to generate near-term and long-term funding through reimbursement, upfront, milestone and royalty-based fees (as applicable) under its existing licensing and collaboration agreements, and to obtain data regarding the performance of its TRACER-derived capsid families licensed to its collaborators and partners under such agreements; the Company’s ability to maintain and advance product development programs under its current partnerships and collaborations, including the anticipated timing of regulatory submissions by collaborators; and the sufficiency of the Company’s cash resources.

These forward-looking statements are only predictions, and the Company may not actually achieve the plans, intentions, or expectations disclosed in the forward-looking statements. All forward-looking statements are based on estimates and assumptions by the Company’s management that, although the Company believes such forward-looking statements to be reasonable, are inherently uncertain and subject to risks and uncertainties that may cause actual results to differ materially from those that the Company expected. Such risks and uncertainties include, among others, the expectations and decisions of regulatory authorities; the timing, initiation, conduct, and outcomes of the Company’s preclinical studies and clinical trials; the availability of data from internal or third-party clinical trials; the success of the Company’s product candidates; the availability or commercial potential of product candidates under collaborations; the willingness and ability of the Company’s collaboration partners to meet obligations under collaboration agreements with the Company; the continued development of the Company’s technology platforms, including the Company’s TRACER capsid discovery platform and its non-viral discovery platform; the Company’s scientific approach and program development progress, and the restricted supply and increased costs of critical research components; the development by third parties of capsid identification platforms and capsids that may be competitive to the Company’s TRACER capsid discovery platform; the Company’s ability to create and protect intellectual property rights associated with the TRACER capsid discovery and non-viral platforms, the capsids and ligands identified by the platforms, and development candidates for the Company’s pipeline programs; the possibility and the timing of the Company’s receipt of program reimbursement, development or commercialization milestones, option exercise, and other payments under the Company’s existing licensing or collaboration agreements; the ability of the Company to negotiate and complete licensing or collaboration agreements with other parties on terms acceptable to the Company and the third parties; the success of programs controlled by third-party collaborators in which the Company retains a financial interest; the ability to attract and retain talented directors, employees, and contractors; and the sufficiency of the Company’s cash resources.

These statements are also subject to a number of material risks and uncertainties that are described in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as updated by its subsequent filings with the SEC. All information in this Form 8-K (including Exhibit 99.1 and Exhibit 99.2) is as of the date of this Form 8-K, and any forward-looking statement speaks only as of the date on which it was made. The Company undertakes no obligation to publicly update or revise this information or any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Corporate slide presentation of Voyager Therapeutics, Inc. dated January 8, 2026
99.2	Letter to stockholders of Voyager Therapeutics, Inc. dated January 8, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2026	VOYAGER THERAPEUTICS, INC.

	By:	/s/ Alfred Sandrock, M.D., Ph.D.
Alfred Sandrock, M.D., Ph.D.
Chief Executive Officer, President, and Director (Principal Executive Officer)